EXHIBIT 99.1

Investor Day

November 20, 2024

Quad

Welcome

Don Pontes, Executive Director of Investor Relations



Quad 2

Presenters


Joel Quadracci
Chairman, President & CEO


Josh Golden
Chief Marketing Officer


Heidi Waldusky
Vice President Brand Marketing


Joshua Lowcock
President of Media


Special Guest:
Tim Armstrong
Founder and CEO, Flowcode


Eric Ashworth
President, Quad Agency Solutions & EVP, Product & Market Strategy


Julie Currie
EVP & Chief Revenue Officer


Dave Honan
EVP & Chief Operating Officer


Tony Staniak
Chief Financial Officer


Don Pontes
Executive Director of Investor Relations

Quad 3

Today's Agenda

8:30am	**Welcome and Opening Remarks** Don Pontes, Executive Director of Investor Relations
	Company Overview Joel Quadracci, Chairman, President & CEO
	Quad's Marketing Vision Josh Golden, Chief Marketing Officer & Heidi Waldusky, Vice President Brand Marketing
	MX: Intelligence & Media Joshua Lowcock, President of Media
	Fireside Chat with Special Guest, Tim Armstrong Josh Golden, Chief Marketing Officer
10:20am	**Break**
10:30am	**Continuous Innovation and Product Development** Eric Ashworth, President, Quad Agency Solutions & EVP, Product & Market Strategy
	Client Success Stories Julie Currie, EVP & Chief Revenue Officer
	Operations Update Dave Honan, EVP & Chief Operating Officer
	Financial Outlook Tony Staniak, Chief Financial Officer
	Q&A
12:00pm	**Lunch and Demonstrations**

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This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company’s future results, financial condition, sales, earnings, free cash flow, margins, objectives, goals, strategies, beliefs, intentions, plans, estimates, prospects, projections and outlook of the Company and can generally be identified by the use of words or phrases such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “foresee,” “project,” “believe,” “continue” or the negatives of these terms, variations on them and other similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company’s expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control. The factors that could cause actual results to materially differ include, among others: the impact of decreasing demand for printing services and significant overcapacity in a highly competitive environment creates downward pricing pressures and potential under-utilization of assets; the impact of increased business complexity as a result of the Company’s transformation to a marketing experience company, including adapting marketing offerings and business processes as required by new markets and technologies, such as artificial intelligence; the impact of changes in postal rates, service levels or regulations, including delivery delays; the impact of fluctuations in costs (including labor and labor-related costs, energy costs, freight rates and raw materials, including paper and the materials to manufacture ink) and the impact of fluctuations in the availability of raw materials, including paper, parts for equipment and the materials to manufacture ink; the impact macroeconomic conditions, including inflation, high interest rates and recessionary concerns, as well as cost and labor pressures, distribution challenges and the price and availability of paper, have had, and may continue to have, on the Company’s business, financial condition, cash flows and results of operations (including future uncertain impacts); the inability of the Company to reduce costs and improve operating efficiency rapidly enough to meet market conditions; the impact of a data-breach of sensitive information, ransomware attack or other cyber incident on the Company; the fragility and decline in overall distribution channels; the failure to attract and retain qualified talent across the enterprise; the impact of digital media and similar technological changes, including digital substitution by consumers; the failure of clients to perform under contracts or to renew contracts with clients on favorable terms or at all; the impact of risks associated with the operations outside of the United States (“U.S.”), including trade restrictions, currency fluctuations, the global economy, costs incurred or reputational damage suffered due to improper conduct of its employees, contractors or agents, and geopolitical events like war and terrorism; the failure to successfully identify, manage, complete and integrate acquisitions, investment opportunities or other significant transactions, as well as the successful identification and execution of strategic divestitures; the impact negative publicity could have on our business and brand reputation; significant capital expenditures and investments may be needed to sustain and grow the Company’s platforms, processes, systems, client and product technology, marketing and talent, and to remain technologically and economically competitive; the impact of the various restrictive covenants in the Company’s debt facilities on the Company’s ability to operate its business, as well as the uncertain negative impacts macroeconomic conditions may have on the Company’s ability to continue to be in compliance with these restrictive covenants; the impact of an other than temporary decline in operating results and enterprise value that could lead to non-cash impairment charges due to the impairment of property, plant and equipment and other intangible assets; the impact of regulatory matters and legislative developments or changes in laws, including changes in cybersecurity, privacy and environmental laws; the impact on the holders of Quad’s class A common stock of a limited active market for such shares and the inability to independently elect directors or control decisions due to the voting power of the class B common stock; and the other risk factors identified in the Company’s most recent Annual Report on Form 10-K, which may be amended or supplemented by subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. Except to the extent required by the federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Quad 5 Quad Virtual attendees may submit questions to IR@quad.com 6 Joel Quadracci, Chairman, President & CEO Quad 7 A Marketing Experience Company $ 1971 $3B 2,700+ 13,150 40+ Founded Net Sales Clients Across Diverse Industries Employees Worldwide Global Locations Quad 8

Diverse Base of 2,700+ Clients

RETAIL	GROCERY	PUBLISHING	CPG	FINANCE & INSURANCE	HEALTH	DIRECT-TO-CONSUMER
Walmart	Kroger	Dotdash meredith	CONAGRA BRANDS	AMERICAN EXPRESS	Abbott	amazon
LOWE'S	Publix	ADVANCE	JOCKEY	AMERICAN FAMILY INSURANCE	CVS Health	SiriusXM
target	Southeastern Grocers	Reader's Digest	Red Bull	NEW YORK LIFE	AMA AMERICAN MEDICAL ASSOCIATION	L.L.Bean
ULTA BEAUTY	meijer	HEARST magazines	Reynolds Consumer Products	citi	Humana	BODEN
DICK'S	WHOLE FOODS MARKET	AARP	Rubbermaid	us bank	United Healthcare	wayfair

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Experienced Leadership Team


Eric Ashworth
President, Quad Agency Solutions; EVP, Product & Market Strategy
Joined Quad: 2015
SGK, Colgate-Palmolive, Clorox, Levi Strauss


Anne Bauer
Vice President & Chief Accounting Officer
Joined Quad: 2011
Journal Communications


Dylan Blohm
Senior Vice President of Manufacturing
Joined Quad: 1996


Cari Bucci-Hulings
President of Betty a Quad agency
Joined Quad: 2020
MARC USA, FCB, Leo Burnett


Julie Currie
Executive Vice President & Chief Revenue Officer
Joined Quad: 2020
FCM, Nielsen


Josh Golden
Chief Marketing Officer
Joined Quad: 2021
Ad Age, Xerox, NBC Universal, Grey Group, Havas, Young & Rubicam


Dana Gruen
General Counsel, Corporate Secretary & Chief Risk & Compliance Officer
Joined Quad: 2007
Foley and Lardner, SNR Denton, Seyfarth Shaw


Dave Honan
Executive Vice President & Chief Operating Officer
Joined Quad: 2009
Journal Communications, Newell Brands, Arthur Andersen


Joshua Lowcock
President of Media
Joined Quad: 2023
UM Worldwide, MediaVest, News Corp


Tim Maleeny
Chief Client Strategy and Integration Officer
Joined Quad: 2024
Havas, Deloitte, R/GA, Ogilvy


Don McKenna
Executive Vice President & Chief Administrative Officer
Joined Quad: 2010
J.S. Eliezer Associates


Rob Quadracci
Chief Human Resources Officer
Joined Quad: 1999
Edison International


Tony Staniak
Chief Financial Officer
Joined Quad: 2009
Sagence, Arthur Andersen


Kelly Vanderboom
Executive Vice President & Treasurer, Head of Agency Operations
Joined Quad: 1993

Quad 10

Our Strong Foundation in the Marketing Experience



Print Organic Growth
Print Consolidation & Diversification
Quad Creative
Content Execution at Scale
Quad Data Systems
Data Differentiation
Print Media Placement
Online Media Expansion
Media
Tech
Production
Intelligence
Creative

Quad 11

Today's Key Messages

1. **Building on our momentum as a marketing experience (MX) company, simplifying the marketing ecosystem for clients through process, integration and scale**
2. **Leveraging our proprietary, household-based data stack and new AI-backed solutions to enable brands to create highly personalized content at scale across multiple marketing channels**
3. **Focusing on continuous innovation and product development is one of Quad's competitive advantages, resulting in new client offerings such as In-Store Connect**
4. **Streamlining the work of the marketer by utilizing our MX Solutions Suite to enable marketing efficiencies and drive positive business outcomes**
5. **Using our flexible operating model and shift to services to drive our long-term financial goals, including margin expansion and net sales growth**

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Top Printing Companies in the U.S. and Canada PERFORMANCE CREATIVITY INNOVATION 2019 “Best in Show” Top 40 Digital Marketing Strategists National Gold Winner for Art Direction Tulip Award for Sustainable Performance Performance marketing agencies in the world TOP 5 by World’s Largest Agency Companies Quad 13 Josh Golden, Chief Marketing Officer Quad 14 A Better Way We use every tool at our disposal to make the marketer’s experience better A Marketing Experience (MX) Company We’ve always been marketer obsessed; our MX solution suites address critical marketing pain points Our Momentum We will continue to provide our clients a foundation for real, repeatable success Heidi Waldusky Vice President Brand Marketing Quad 15 Inflation and Rising Costs Data Privacy and Identity Fragmentation of Media and Point Solutions Reaching ConsumersNavigating Complexity Economic Uncertainty Quad 16

Our Ability to Deliver End-to-End Is the Result of Strategic Investments and Innovations Across Channels

Household

In-Store

Online

1971

Foundational Growth

Built a strong print platform that continues today

2010

Production Efficiencies

Acquired to extend print offering and improve efficiencies

2018

Omni-Channel Activation

Diversified offering to support client needs of integrated and omnichannel marketing services

2023 and Forward

Marketing Experience (MX)

Helping brands make direct consumer connections, from household to in-store to online

Rise Betty

Quad 17

Our Advantage:

From the Household to In-Store to Online, We Help Clients Make Direct Consumer Connections

Quad Data

97% Reach of Adult US Population

92% Reach of US Households

>3B Continuously Re-Validated Household Data Points

Household
Addressable Print & Postal Solutions



Online
Omnichannel Media Solutions

In-Store
Retail Display & Packaging Solutions

Quad 18

MX Solutions Suite

From offline to online, across Creative, Production and Media, fueled by Intelligence and Tech, Quad's MX Suite of products and services is flexibly tailored for the unique needs of the marketer

MX: Intelligence — Data & Analytics, Testing & Measurement

MX: Creative — Brand Strategy & Design, Content Creation & Studios (Betty, a Quad agency)

MX: Production — In-Store & Packaging, Print & Managed Services

MX: Media — Omnichannel Marketing (Rise, a Quad agency)

MX: Tech — Client Technology

Commerce Marketing | Health Marketing | Finance Marketing

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Continued Advancements Ahead of the Market

MX: Intelligence — Data & Analytics, Testing & Measurement

MX: Creative — Brand Strategy & Design, Content Creation & Studios (Betty, a Quad agency)

MX: Production — In-Store & Packaging, Print & Managed Services

MX: Media — Omnichannel Marketing (Rise, a Quad agency)

MX: Tech — Client Technology

Unique Data	Scaled AI Creative	Postal Optimization	Omnichannel Media	Trigger Mail
AI Optimization & Audience Activation	**3D Commerce** by Quad *First-to-Market in North America* Automated 3D digital twin scanner solution	**Household Fusion™** *First-to-Market* Dynamic postal optimized mail packaging solution	**In-Store Connect** by Quad *First-to-Market* In-Store retail media network for mid-market retailers	*Modernizing Direct Mail Like Digital*

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All Driving Our Momentum in the Industry

Engagement Growth YTD

770+ Earned Media Placements

~3x Increase in Tier 1 Earned Media

20%+ New LinkedIn Followers are Decision Makers

Building industry credibility and engagement across channels

Client Growth

Opening doors to new customers and industry verticals

Talent Growth



Tim Maleeny
Chief Client Strategy and Integration Officer
Havas, Deloitte, R/GA, Ogilvy



Courtney Ballantini
Head of Client Experience
Tyson Foods, Starcomm



Joshua Lowcock
President of Media
UM Worldwide, MediaVest, News Corp



Rachel Winer
SVP of Business Development
Bonfire, Edelman, Buzzfeed, Leo Burnett

Continuing to attract a new wave of talent across agency, data, media & tech

Quad 21

MX: Intelligence & Media

Joshua Lowcock, President of Media



Quad 22

Think About Data Like Ink – Core to Doing Business

Quad 23

Quad Has Always Been a Data Company



Please open and distribute to the following:

John Doe
Jane Doe
John Jr Doe
Jennifer Doe

DENTAL PRODUCTS SHOPPER
GOOD HOUSKEEPING #GHK2398608451/4# 78AML APR23
MEN'S HEALTH #MHL2186448391/0# OCT23 78LNK
LEARNING TO SKATE

************ECRLOT 0115A**R-005
11947

John Doe
123 Address
City, State Zip

11947
P001
006
013



Quad 24

Resiliency Is at the Core of Quad's Approach to Data

Only One Place You Call Home
Identity is built from the place you call home


Disruptor
Data & Privacy Regulations
Less Resilient
Mobile Numbers
Resilient
Home Addresses
Less Resilient
Email Addresses
Disruptor
Cookie Device-ID Deprecation

Quad
25


Data
Firstname
Lastname
Address
Online Media
Offline Media
Data
Device ID
Mobile IDs
Email Address
IP Addresses
Social Handles

Quad
26


Online Media
Data
Firstname
Lastname
Address
Device ID
Mobile IDs
Email Address
IP Addresses
Social Handles
Offline Media

Quad
27

Quad's Proprietary Household-Based Data Stack

Quad's core dataset features **250M consumers**, mapped to a resilient identifier – **their physical home address** coupled with additional data and contextual insights that can be activated across any media channel:

- Reaches **real people**
- Targets **individuals** and **households**
- Leverages **advanced** audiences and models


Personas
121M Households
250M
consumers
20,000+ attributes
Passions

97%
Reach of Adult US Population

92%
Reach of US Households

>3B
Continuously Re-Validated Household Data Points

Quad
28

Examples of Data Quad Can Provide



250M US Consumers

20K Attributes

121M US Households

Demographic
- Age
- Income
- Ethnicity
- Education
- Adults in Household
- Principal Shopper
- Children
- Spouse
- Households
- Head of Household
- Business Owner
- Employment
- Lifestyles
- Political Affiliation
- Leisure Activity

Transactions

Shopping
- Transactions
- Card Data
- Brands
- Merchants
- Locations
- Channels

Telecom
- Phones & Plans
- Internet
- Apps

Finance
- Credit
- Mortgage
- Home Equity

Attitudinal
- Consumer Confidence
- Buying Styles
- Social Media
- Finance
- Health
- Sports
- Media
- Shopping

Passions (1,000+)
- Home Goods
- Lawn & Garden
- Furniture
- Books
- Home Improvement
- Cooking

Behavior

Media
- Cable
- Internet
- Television
- Radio & Audio
- Sports
- Place-Based

Activities
- Apparel & Accessories
- Automotive
- Household
- Personal Care
- Travel

Quad 29

Quad's Data Stack Architecture

Quad has built a **modern data stack** to avoid industry pitfalls:

- Open architecture
- Extensible data
- Activation agnostic
- Avoids unnecessary taxes and tolls


Core Features
1 Core Spine
2 Media Use
3 Personas
4 Transaction
5 Client 1PD
connex by Rise
Roku
iHeart RADIO
hulu
Meta
theTradeDesk
+100's of Publisher Partnerships
Predictive Propensity
Contextual
Transactional
Retailer
Category
Product
Attributes
Social Listening
Media Usage
Creator / Influencer
Personas
Device Location
Online Behavior
Client Custom
Passions
Household Graph
Identity Graph
Household and Identity Spine
Device Graph
IP Graph

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"Your new data stack, built on Quad's historic strength, puts you on par with the industry – it ticks the boxes needed to get you a seat at the table."

— Leading Agency Pitch Consultant

Quad 31

Quad's Data Stack is AI Ready

As shared in September:

- Partnership with Google to leverage AI **smarter** audience creation and development
- Truly democratizes **access** to and unlocks the power of Quad's data stack
- Puts data analysis and insights in the hands of **every employee** across Quad, Betty, and Rise

Google Partner

PREMIER 2024

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Quad 33 Data fueled, audience-led strategies for creative, media, and print: • Omnichannel audience view • Channel agnostic • Measurable impact and results With joint opportunities in creative and media more common, our unholding company approach to data is a key differentiator “Please create optimized ads for the top 4 customer segments most likely to purchase from Summerfield Gardens in the next week.” Quad Proprietary Data Google Search Data Brand Voice Sample PROMPT Web Form Enterprise Search MONTHS SEGMENT 1 “Casual Gardeners” Prompt • Scores HIGH for Rainbow Coleus purchase • Responds to TEXT MESSAGES • Reacts to VERSATILITY of plants • Scores HIGH for Hosta purchase • Responds to DIRECT MAIL + SOCIAL • Reacts to SUSTAINABILITY of the plant • Scores HIGH for garden purchase • Responds to DIRECT MAIL • Reacts to VALUE • Scores HIGH for ease of care purchase • Responds to DIGITAL MEDIA • Reacts to DURABILITY of the plant Succulent COMMON HOUSELEEK The Common Houseleek Succulent has charming colors and exotic foliage. Be Green with Hostas Hostas are contagious! We have a collection of Hostas that will enchant any shade garden. They are easy to grow and hardy in almost every growing zone and come in a huge variety of shapes and sizes. Stunning Hostas (262) 530-0258 (262) 530-0258 CREATE STUNNING GARDENS FAST! John, Watch as your garden comes to life with stunning lily blooms in an array of captivating hues, adding charm and sophistication to any landscape. 6 PLANTS FOR $19.99 SEGMENT 2 “Urban Gardeners” Healthy plants, happy life! Few gardeners are content with the length of their growing season. We found the most versatile plants that can withstand the heat and sun. Visit our huge selection. We are 100% committed to helping you grow your future. SEGMENT 3 “Eco- Conscious” SEGMENT 4 “DIY Home Improvement Gardeners” Quad 34 Omnichannel AgencyDigital Agency Proprietary Data StackPlatform Data Balancing Brand and DemandShort-term Results Connections, Commerce, and CreatorsSpots and Dots Scale without SacrificeCost per Action Quad 35 Secured key partnerships to provide turnkey email activation solutions for integrated direct mail and email campaigns Partnered with an independent data science firm to identify and eliminate wasted digital spend to improve media effectiveness Rise now has access to $3B in negotiating and buying leverage across digital and traditional media from new partnerships and expanded offerings Quad 36 + Offline to Online Optimization & Transparency Marketplace Clout

Scale with Agility Client First Media Investment Brand and Performance Transparency and Accountability We are not beholden to industry broken operating models Quad 37 Josh Golden Chief Marketing Officer Tim Armstrong Founder and CEO, Flowcode Special Guest Quad 38 Eric Ashworth President, Quad Agency Solutions & EVP, Product & Market Strategy Quad 39 Quad 40 Eric Ashworth, President, Quad Agency Solutions & EVP, Product & Market Strategy

Product Development Funnel


INNOVATION
INSIDE OUT
OUTSIDE IN
PHASE 1
Concept & Ideas
The Offering
Target Segment
Client Value Proposition
Quad Value Proposition
Competition
PHASE 2
Business Case
Market Sizing
Voice of Customer
SWOT Analysis
Build vs. Buy
Financial Projections
Estimated Timeline
Prototype Creation
Legal and Compliance Review
Stakeholder Input
PHASE 3
Design & Planning
CapEx Considerations
Operational Plan
Sales / Go to Market Plan
Finalize Financial Projections
Legal & Compliance review
PHASE 4
Pilot & Validate
Product Launch
Implement KPIs
Refinement

Quad
41

Recent Innovation Example

3D Commerce
by Quad

The first commercially available automated **3D scanning solution** in the North American market and an extension of Quad's studio offering

Creates **photorealistic 3D assets** for:

- Virtual 2D photography
- Product videos
- Virtual try-on
- Augmented and virtual reality experiences



Quad
42

In-Store Connect
by Quad

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43

US Omnichannel Retail Media Ad Spending Is Expected to Reach Over $100B by 2027


Omnichannel Retail Media Ad Spending
US, 2024-2028, $ Billions
$54.9
$67.8
$84.1
$104.5
$129.9
26.0%
23.7%
24.0%
24.2%
24.4%
2024
2025
2026
2027
2028
% Change
Billions

Source: EMARKETER Forecast, March 2024

Quad
44

Amazon Is Estimated to Account for 77% of US Retail Media Ad Spend in 2024

Retail Media Ad Revenue Share, by Company
US, 2024, % of Retail Media Digital Ad Spending


Others
8%
Instacart
2%
Target
3%
Walmart
7%
77%
Amazon

Source: EMARKETER Forecast, March 2024

Quad
45

In-Store Is the Next Retail Media Channel

More Than
80%
of Retail Sales Happen in Physical Stores


EMARKETER
In-store retail media spend will hit $1 billion in 2028
Article
ADWEEK
Physical Retail Is the New TV
It's time for national brands to seize on the next major media investment
STAY TUNED
MARKETINGDIVE
Subscribe
'Broadcast-level scale': Why retail media networks view in-store as their next frontier

Source: EMARKETER, "In-Store Retail Media 2024," May 2024

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46

Scale Example



1

Number of Screens Per Store **14**
Estimated Weekly Audience **15,000**

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47



1

Number of Screens Per Store **14**
Estimated Weekly Audience **15,000**

15

Number of Screens Per Store **14**
Estimated Weekly Audience **225,000**

Quad
48

Number of Screens Per Store 14 Estimated Weekly Audience 3,750,000 Number of Screens Per Store 14 Estimated Weekly Audience 12,000,000 Quad 49 Quad 50 Traditional Channels Traditional Media Radio, OOH, Direct Mail, Digital, TV, Search Educational & Informational Media Social, Website, Blog, Targeted Digital, Search Point-Of-Purchase Media Connected Media and Retail Media Networks, Search Quad 51 Awareness Broad reach and frequency / National scale Consideration Content while shoppers are researching Purchase Close the sale Customer Journey Stage Awareness Front entrance Consideration Purchase Customer Journey Stage Quad 52

Awareness Consideration Perimeter and endcap displays Purchase Customer Journey Stage Quad 53 Awareness Consideration Purchase SKU specific Customer Journey Stage Quad 54 Quad 55 Install, Maintenance & Audit Electrical Reporting & Insights Sales Strategy & Support Network Design Procurement Project Management Content Strategy Creative Production Creative Scheduling Quad 56

Positive Initial Results

"These results are exciting. I think the brands are going to be thrilled with the innovation and incremental value the campaign delivered."

The SAVE MART COMPANIES



Tamara Pattison
Chief Digital Officer

Quad 57

In-Store Connect Growth Strategy

Q3 2024 Proof of Concept #1	Q4 2024 Proof of Concept #2	2025 and Beyond Expansion Strategies
The SAVE MART COMPANIES 15 stores	HOMELAND 15 stores + **3rd Grocery Client** 15 stores	1. National coverage to rival platforms 2. Programmatic and client side buying 3. Test adjacent scaled retail verticals (C-stores, Drug stores, etc.)

Quad 58

Client Success Stories

Julie Currie, EVP & Chief Revenue Officer



Quad 59

Client Success Story: Streamlining Processes

Humana

Health Industry Challenges

Intense competition • Complex consumer expectations • High compliance standards

About the Client

Humana is a leading American health insurance provider focused on delivering comprehensive health plans and services

Key Offerings
- Health insurance plans
- Healthcare services

Target Customer Preferences
- Comprehensive affordable plans
- Personalized coverage options with locally accessible providers

Market Approach
- Provider partnerships
- Local execution with corporate planning

The Client's Challenge
Empower local teams to create impactful, compliant and customized marketing campaigns while maintaining national brand consistency

Quad 60

MX: Intelligence • Audience Analytics • Campaign Development • Performance Data MX: Creative • Premedia & Adaptive Design • Creative Templates MX: Production • Direct Mail • Print & Postal Logistics MX: Media • Addressable Media MX: Tech • Order Management System • Direct Mail Automation From an offline, manual campaign creation process To an automated, streamlined process Quad 61 Quad 62 The Client’s Challenge Make consumer interactions more relevant through a personalized and streamlined brand experience across digital and traditional channels About the Client Meijer is a leading regional retailer that operates more than 500 supercenters, neighborhood markets, and grocery stores throughout the Midwest Intense competition • Market penetration • Boosting purchase frequency • Convenience expectations Grocery Retail Industry Challenges Market Approach Build loyalty and repeat business Convenient, value-driven shopping experience Target Customer Preferences Deal-seeking and value loyalty programs One-stop shoppers Key Offerings Grocery, clothing, household items, pharmacy, private label In-store and online Quad 63 MX: Intelligence • Customer Analytics • Campaign Measurement • Media Mix Modeling MX: Creative • Content Management • Onsite Photo & Studio Management • FavoriteChild Brand Strategy MX: Production • Direct Mail • Retail Inserts • Logistics MX: Media • Media Planning • Media Optimization MX: Tech • Connex • ContentX Gravity Model Informed media mix by market Connection s Planning 27 MEIJER IS… my first choice for food my convenient destination for the everyday and seasonal needs of my family my trusted choice to get value where and how I want it quick and easy both in-store and online my exciting and personalized shopping experience a valued part of my community PREMIER CLASSIC BASE NON-SHOPPER CLASSIC BASE NON-SHOPPER CLASSIC BASE PREMIER PREMIER NON-SHOPPER NON-SHOPPER Connections Planning Optimized media spend by audience Effective Reach Optimization Improved market-level performance From a personalized direct mail partnership To a media strategy partnership connecting CRM data and market-specific insights • Strong and deep relationships with a diverse client base • Solutions to address marketing challenges • Configurable to meet the needs of multiple verticals • Investing in sales talent to grow existing client relationships and to acquire new clients Quad 64

Operations Update

Dave Honan, EVP & Chief Operating Officer



Quad 65

Operational Strategy Supports Variable Cost Model

People

Providing a safe work environment, retaining key talent and increasing flexible labor

Products

Delivering high quality products and distribution that maximize customer marketing ROI

Platform

Investing in automation and reducing fixed costs to flex efficiently with volume demand

A highly **efficient** and **flexible** model that **drives margin growth and delivers value** to our clients on our marketing experience promise

Quad 66

People Providing a Safe Work Environment

Prioritizing Safety Over Speed



Optimizing Crew Schedules



Rotating Crews Across a Variety of Equipment



Continually Evaluating Work Environment



Quad 67

People Expanding EBITDA from Flexible Scheduling

- Effectively **managing labor** to lower overall headcount, while driving more flexible labor hours to adjust quickly to demand fluctuations
- **Maintaining** safety, quality and customer service levels within targets despite more aggressive labor planning
- Increased print EBITDA margins by **350 basis points** from 2022 to 2024 primarily due to implementation of flex labor scheduling

Full-time Manufacturing Employees


-37%
7,500
6,000
~4,700
2022
2023
2024E

Flexible Labor (% of Total Manufacturing Hours)


27%
29%
~37%
2022
2023
2024E

Quad 68

Products Investing in Growth Opportunities

- Transformed 900,000 square-foot, West Allis, Wisconsin magazine and catalog printing facility into an **Innovation Center** to support growing In-Store offering
- **Exited four leased facilities** previously used for Quad In-Store operations
- Room for future **growth**

Marketing Experience Innovation Center



In-Store Connect
Heckova!
PET TREATS





Quad 69

Products Maximizing Postage Savings for Clients

over **60%** of client cost is postage[(1)]

Quad mailed over **6 billion** pieces of mail in 2023 representing:

over **10%** of USPS Marketing Mail and Periodical volume[(2)]

Our Solutions

- ✓ **Co-Mail:** Multiple client mail lists for the same in-home window combined into a **single mail stream**
- ✓ **Household Fusion:** Multiple clients combined into a single mail package going to the **same mailing address**

(1) Quad internal estimates
(2) Excludes USPS First Class and Package Services Mail

Quad 70

Platform Increasing Productivity Through Automation

Capital Expenditures ($ Millions)



$60.3
1.9%
$70.8
2.4%
~$65.0
~2.4%
2022
2023
2024E
% of Net Sales
Capital Expenditures

OPEX Perfect Pick HD



- Installed OPEX Perfect Pick HD, an automated storage and retrieval system
- **65%** headcount reduction

Manroland 4x8 Press



- Installed three, new Manroland presses in US (2) and Mexico (1)
- **2.7 times** more efficient
- **36%** headcount reduction

Quad 71

Platform Reducing Fixed Cost Through Consolidation

- Recently sold 1 million square foot Saratoga Springs, New York facility for **$41 million**
- Continuing to make progress on the sale of **4** recently closed facilities
- Nine owned print manufacturing facilities still in operation, representing approximately **9 million square feet**

United States Manufacturing Operations



Wisconsin (7): Lomira, Hartford, Sussex, West Allis, Pewaukee, Burlington, Franklin
Greenville, MI
Saratoga Springs, NY
Springfield, MA
Chalfont, PA
Westampton, NJ
Waukee, IA
Sacramento, CA
Effingham, IL (2)
Martinsburg, WV
Winchester, VA
Spartanburg, SC
Riverside, CA
The Rock, GA
Lufkin, TX
Tampa, FL
Leased
For Sale
Owned
Recently Sold
Square Footage
> 1m
500k — 1m
< 500k

Quad 72

Platform Focusing International Print Offering

Latin America

- Strategic **extension** of US operations for traditional printing (Mexico) and packaging (Dominican Republic)
- Additional **opportunities** for Peru and Colombia to service clients throughout South America



México (2): Toluca, Xochimilco
Santo Domingo, Dominican Republic
Bogotá, Colombia
Lima, Perú

Europe

- Agreed to **sell** the majority of our European operations for approximately **$45M** to Capmont by year end
- **Optimizes** our business portfolio for growth as a marketing experience company



Poland (3): Radzymin, Warsaw, Wyszków
Paris, France

Quad 73

Operational Strategy Supports Variable Cost Model

People

Providing a safe work environment, retaining key talent and increasing flexible labor

Products

Delivering high quality products and distribution that maximize customer marketing ROI

Platform

Investing in automation and reducing fixed costs to flex efficiently with volume demand

A highly **efficient** and **flexible** model that **drives margin growth and delivers value** to our clients on our marketing experience promise

Quad 74

Financial Outlook

Tony Staniak, Chief Financial Officer



Quad 75

On Track to Achieve 2024 Guidance

Financial Metric	Original 2024 Guidance	Updated 2024 Guidance
Annual Net Sales Change	5% to 9% decline	Approximately 9% decline
Full-Year Adjusted EBITDA(1)	$205 to $245 million	$215 to $235 million
Free Cash Flow(1)	$50 to $70 million	$50 to $70 million
Capital Expenditures	$60 to $70 million	Approximately $65 million
Year-End Debt Leverage Ratio(1)(2)	Approximately 1.8x	**Approximately 1.5x(3)**

(1) See appendix for definitions of our non-GAAP measures
(2) Debt Leverage Ratio is calculated at the midpoint of the Adjusted EBITDA guidance
(3) We anticipate year-end net debt leverage of approximately 1.5 times, pending the sale of the majority of our European operations

Quad 76

Services Expected to Increase in Net Sales Mix


22%
Services
22%
Integrated Solutions
Agency
Logistics
13%
International Print
Latin America
Europe(1)
23%
Large Scale Print
Magazines
Retail Inserts
42%
Targeted Print
Catalogs
Direct Marketing
Packaging
In-Store
Special Interest
Publications
2024
Net Sales Estimate
78%
Products
32%
Services
32%
Integrated Solutions
Agency
Logistics
10%
International Print
Latin America
11%
Large Scale Print
Magazines
Retail Inserts
47%
Targeted Print
Catalogs
Direct Marketing
Packaging
In-Store
Special Interest
Publications
2029
Net Sales Estimate
68%
Products

(1) Quad entered into a definitive agreement to sell the majority of its European operations to Germany-based entrepreneurial private capital investment manager Capmont GmbH. The transaction is expected to close by year-end 2024 pending customary regulatory clearances and other closing conditions.

Quad
77

Margin Expected to Improve with Shift to Services

- Margins expected to improve with **services growth**
- Project Adjusted EBITDA Margin[1] to increase at least **100 basis points** from today's levels within a three-year timeframe
- Long-term goal is **low double digit** Adjusted EBITDA margins

Key External Drivers

- ✓ Macroeconomic environment
- ✓ Ad spending trends
- ✓ Postal rates impacting print volumes
- ✓ Changing interest rates
- ✓ Regulations and tariffs

Long-term Margin Profile[2]


15% to 20%
Adjusted EBITDA Margin
10% to 15%
Adjusted EBITDA Margin
32%
Integrated Solutions
Agency
Logistics
47%
Targeted Print
Catalogs
Direct Marketing
Packaging
In-Store
Special Interest
Publications
2029
Net Sales Estimate
10%
International Print
Latin America
11%
Large Scale Print
Magazines
Retail Inserts
10% to 15%
Adjusted EBITDA Margin
8% to 10%
Adjusted EBITDA Margin

(1) See appendix for definitions of our non-GAAP measures and a reconciliation of Adjusted EBITDA as a non-GAAP measure
(2) Excludes certain corporate costs

Quad
78

Strong Cash Generation Expected to Continue

- Forecast continued strong **cash** generation from Free Cash Flow[1] and asset sales
- Anticipate Free Cash Flow Conversion[2] **over 35%** within a three-year timeframe
- Will continue to generate cash from asset sales on an event-basis; fair value of owned property and buildings of at least **$250 million** at current cap rates

Key Drivers

- ✓ Increased profitability
- ✓ Capital expenditure requirements
- ✓ Lower restructuring and interest expense
- ✓ Higher taxes after utilizing tax benefits
- ✓ Asset sale opportunities

Free Cash Flow and Proceeds from Asset Sales ($ Millions)


$198
$69
$129
$253
$166
$87
$99
$5
$94
$109
$32
$77
~$174
~$114
~$60
2020
2021
2022
2023
2024 Updated Guidance
Asset Sales
Free Cash Flow

(1) See appendix for definitions of our non-GAAP measures and for reconciliations of Free Cash Flow and Adjusted EBITDA as a non-GAAP measures
(2) Free Cash Flow Conversion is defined as Free Cash Flow divided by Adjusted EBITDA

Quad
79

Long-term Targeted Debt Leverage Range Lowered

- Net Debt[1] expected to decline by over **$700 million** from 2020 to 2024
- Announcing new, long-term targeted debt leverage[1] range of **1.5x to 2.0x**, lowered from 1.75x to 2.25x
- May operate outside of this range at **certain times** due to business seasonality, investments and M&A

Key Drivers

- ✓ Cash generation
- ✓ M&A opportunities
- ✓ Equity support

Net Debt ($ Millions)


$1,034
$873
$624
$545
$470
~$330
-68%
3.0x
3.2x
2.4x
2.2x
2.0x
~1.5x
2019
2020
2021
2022
2023
2024 Updated Guidance
Debt Leverage Ratio
Net Debt

(1) See appendix for definitions of our non-GAAP measures and for a reconciliation of Net Debt and Debt Leverage Ratio as non-GAAP measures

Quad
80

Bank Debt Agreement Extended Through 2029

- Extended **$690 million** Term Loan A and Revolving Credit Agreement through 2029
- Next significant maturity is **$193 million** due in October 2029
- Extension provides additional financial **flexibility** to focus on growth offerings and return capital to shareholders
- Variable rate debt and interest rate collars provide ability for **decreased** interest rates



Debt Ladder ($ Millions)
$43
$23
$40
$35
$37
$299
$73
$193
$33
2024
2025
2026
2027
2028
2029
Term Loan A (Amortization)
Revolving Credit Facilities(1)
Term Loan A (Maturity)

Strong Banking Relationships

J.P.Morgan, usbank, PNC, BMO, BANK OF AMERICA, Citizens, FIFTH THIRD BANK, NORTHERN TRUST, WINTRUST, HSBC, Associated Bank

(1) Represents the outstanding balance of the revolving credit facilities as reported in our September 30, 2024 Form 10-Q filed on October 30, 2024

Quad 81

Balanced Capital Allocation Strategy

Cash Generation

Growth Investments

Increasing growth investments as a marketing experience company

Debt Reduction

Maintain low debt leverage and ensure long-term financial strength

Shareholder Returns

Increasing return of capital to shareholders through dividends and share buybacks

Quad 82

Long-term Financial Goals

Financial Metric	2024 Updated Guidance	Three Year Outlook	Long-term Financial Goals
Annual Net Sales Change	Approximately 9% decline	Net Sales inflection point	Net Sales growth
Full-Year Adjusted EBITDA(1)	$215 to $235 million *~8.4% Margin(2)*	At least 100 basis point margin improvement	Low double digit Adjusted EBITDA margin
Free Cash Flow(1)	$50 to $70 million *~27% Conversion rate(2)*	35% Free Cash Flow conversion	40% Free Cash Flow conversion
Year-End Debt Leverage Ratio(1)	Approximately 1.5x(2) *Below range of 1.75 to 2.25x*	Long-term targeted Debt Leverage range of 1.5x – 2.0x *May be outside of that range at times due to seasonality, investments or acquisitions*	

(1) See appendix for definitions of our non-GAAP measures
(2) Adjusted EBITDA Margin, Free Cash Flow Conversion, and Debt Leverage Ratio are calculated at the midpoints of the 2024 Updated Guidance ranges

Quad 83

Key Investment Highlights

1 One-of-a-Kind Integrated Marketing Platform
- Featuring through-the-line marketing solutions deployed across offline and online channels
- Accessing additional revenue opportunity in advertising and marketing services industry

2 Trusted by Leading Global Brands
- Serving 2,700 clients across growing verticals such as retail, publishing, consumer packaged goods, finance and insurance, health and direct-to-consumer

3 Transformation Momentum
- Winning new clients and diversifying revenue and client mix through strategic investments in innovative data and media solutions, agency talent, business development and marketing

4 Strong Cash Generation Supporting Growth
- Proven ability to execute and scale costs driving Free Cash Flow generation
- Divesting non-core assets and generating cash to fuel growth strategy

5 Industry Leading Financial Foundation
- Targeting approximately 1.5x Debt Leverage by the end of 2024, a reduction of over $700M or 68% since 1/1/20
- Supports investments in growth businesses and shareholder returns including dividends and share buybacks

Quad 84

Online Media Expansion Content Execution at Scale Print Consolidation & Diversification Data Differentiation Quad Creative Quad 85 Quad Data Systems Print Media Placement Print Organic Growth Quad 86 Quad Virtual attendees may submit questions to IR@quad.com 87

Appendix: Non-GAAP Financial Measures

- In addition to financial measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), this presentation also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Net Debt, and Debt Leverage Ratio. The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, provide additional information for evaluating Quad's performance and are important measures by which Quad's management assesses the profitability and liquidity of its business. These non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net earnings (loss) as a measure of operating performance or to cash flows provided by (used in) operating activities as a measure of liquidity. These non-GAAP measures may be different than non-GAAP financial measures used by other companies. Reconciliations to the GAAP equivalent of these non-GAAP measures are contained on the following slides.
- Adjusted EBITDA is defined as net earnings (loss) excluding interest expense, income tax expense (benefit), depreciation and amortization ("EBITDA") and restructuring, impairment and transaction-related charges, net, gains from sale and leaseback, loss on debt extinguishment, equity in earnings of unconsolidated entity, and the Adjusted EBITDA for unconsolidated equity method investments (calculated in a consistent manner with the calculation for Quad).
- EBITDA Margin and Adjusted EBITDA Margin are defined as EBITDA or Adjusted EBITDA divided by net sales.
- Free Cash Flow is defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment.
- Debt Leverage Ratio is defined as total debt and finance lease obligations less cash and cash equivalents ("Net Debt") divided by the last twelve months of Adjusted EBITDA.

Quad 89

Adjusted EBITDA
Year-to-Date

	Nine Months Ended September 30,	
US $ Millions	**2024**	**2023**
Net loss	$ (55.6)	$ (33.4)
Interest expense	49.4	51.0
Income tax expense	6.3	5.9
Depreciation and amortization	79.4	97.7
EBITDA (non-GAAP)	**$ 79.5**	**$ 121.2**
EBITDA Margin (non-GAAP)	4.0%	5.6%
Restructuring, impairment and transaction-related charges, net	81.9	46.8
Adjusted EBITDA (non-GAAP)	**$ 161.4**	**$ 168.0**
Adjusted EBITDA Margin (non-GAAP)	**8.2%**	**7.7%**

Quad 90

Adjusted EBITDA
Full-Year

	Year Ended December 31,		
US $ Millions	**2023**	**2022**	**2021**
Net earnings (loss)	$ (55.4)	$ 9.3	$ 37.8
Interest expense	70.0	48.4	59.6
Income tax expense	12.8	8.4	9.5
Depreciation and amortization	128.8	141.3	157.3
EBITDA (non-GAAP)	**$ 156.2**	**$ 207.4**	**$ 264.2**
EBITDA Margin (non-GAAP)	5.3%	6.4%	8.9%
Restructuring, impairment and transaction-related charges	77.5	44.8	18.9
Gains from sale and leaseback	—	—	(24.5)
Loss on debt extinguishment	—	—	0.7
Other[(1)]	—	—	1.2
Adjusted EBITDA (non-GAAP)	**$ 233.7**	**$ 252.2**	**$260.5**
Adjusted EBITDA Margin (non-GAAP)	**7.9%**	**7.8%**	**8.8%**

(1) Other includes the following items: (a) the equity in earnings of unconsolidated entity, which includes the results of operations for an investment in an entity where Quad has the ability to exert significant influence, but not control, and is accounted for using the equity method of accounting; and (b) the Adjusted EBITDA for unconsolidated equity method investments, which was calculated in a consistent manner with the calculation above for Quad.

Quad 91

Free Cash Flow

	Nine Months Ended September 30,	
US $ Millions	**2024**	**2023**
Net cash provided by (used in) operating activities	$ (45.9)	$ 41.1
Less: purchases of property, plant and equipment	45.7	59.5
Free Cash Flow (non-GAAP)	**$ (91.6)**	**$ (18.4)**

	Year Ended December 31,		
US $ Millions	**2023**	**2022**	**2021**
Net cash provided by operating activities	$ 147.6	$ 154.6	$136.5
Less: purchases of property, plant and equipment	70.8	60.3	50.0
Free Cash Flow (non-GAAP)	**$ 76.8**	**$ 94.3**	**$86.5**

Quad 92

US $ Millions September 30, 2024 December 31, 2023 Total debt and finance lease obligations on the balance sheets $ 502.8 $ 522.7 Less: Cash and cash equivalents 12.5 52.9 Net Debt (non-GAAP) $ 490.3 $ 469.8 Divided by: trailing twelve months Adjusted EBITDA (non-GAAP) (1) $ 227.1 $ 233.7 Debt Leverage Ratio (non-GAAP) 2.16x 2.01x (1) The calculation of Adjusted EBITDA for the trailing twelve months ended September 30, 2024, and December 31, 2023, was as follows: Add Subtract Trailing Twelve Months EndedYear Ended Nine Months Ended December 31, 2023 September 30, 2024 September 30, 2023 September 30, 2024 Net loss $ (55.4) $ (55.6) $ (33.4) $ (77.6) Interest expense 70.0 49.4 51.0 68.4 Income tax expense 12.8 6.3 5.9 13.2 Depreciation and amortization 128.8 79.4 97.7 110.5 EBITDA (non-GAAP) $ 156.2 $ 79.5 $ 121.2 $ 114.5 Restructuring, impairment and transaction-related charges, net 77.5 81.9 46.8 112.6 Adjusted EBITDA (non-GAAP) $ 233.7 $ 161.4 $ 168.0 $ 227.1 Quad 93 US $ Millions December 31, 2023 December 31, 2022 December 31, 2021 Total debt and finance lease obligations on the condensed consolidated balance sheets $ 522.7 $ 570.2 $ 803.7 Less: Cash and cash equivalents 52.9 25.2 179.9 Net Debt (non-GAAP) $ 469.8 $ 545.0 $ 623.8 Divided by: Adjusted EBITDA for the year ended (non-GAAP) $ 233.7 $ 252.2 $ 260.5 Debt Leverage Ratio (non-GAAP) 2.01x 2.16x 2.39x Quad 94